Shareholders' Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Shareholders' Equity

Note 15: Shareholders’ Equity

The Articles of Association of CNH Industrial provide for authorized share capital of €40 million, divided into 2 billion common shares and 2 billion special voting shares, each with a per share par value of €0.01. As of December 31, 2015, the Company’s share capital was €18 million (equivalent to $25 million), fully paid-in, and consisted of 1,362,048,989 common shares and 413,249,206 special voting shares.

Upon the completion of the mergers of Fiat Industrial and CNH Global with and into CNH Industrial, CNH Industrial issued 1,348,867,772 common shares with a par value of €0.01 each, which were allotted to Fiat Industrial and CNH Global shareholders on the basis of the established exchange ratios of one common share of CNH Industrial for each share of Fiat Industrial and 3.828 common shares of CNH Industrial for each share of CNH Global. CNH Industrial also issued special voting shares (non-tradable) to eligible Fiat Industrial and CNH Global shareholders who maintained their ownership of the shares through the closing of the Merger and elected to receive special voting shares. On the basis of the requests received, CNH Industrial issued a total of 474,474,276 special voting shares with a par value of €0.01 each.

Special Voting Shares

In order to reward long-term ownership of CNH Industrial common shares and promote stability of CNH Industrial’s shareholder base, CNH Industrial’s Articles of Association provide for a loyalty voting structure that grants eligible long-term shareholders the equivalent of two votes for each CNH Industrial N.V. common share that they hold, through the issuance of special voting shares.

After closing of the Merger, a shareholder may at any time elect to participate in the loyalty voting structure by requesting the registration of all or some of the common shares held by such shareholder in a separate register (the “Loyalty Register”) of the Company. If such common shares have been registered in the Loyalty Register for an uninterrupted period of three years in the name of the same shareholder, such shares will become “Qualifying Common Shares” and the relevant shareholder will be entitled to receive one special voting share for each such Qualifying Common Share.

As mentioned above, CNH Industrial issued special voting shares with a nominal value of €0.01 each to those eligible shareholders who elected to receive such special voting shares upon completion of the merger of Fiat Industrial and of CNH Global respectively with and into CNH Industrial.

The electing shareholders are not required to pay any amount to the Company in connection with the allocation of the special voting shares.

CNH Industrial common shares are freely transferable, while, special voting shares are transferable exclusively in limited circumstances and they are not listed on the NYSE or the MTA. In particular, at any time, a holder of common shares that are Qualifying Common Shares who wants to transfer such common shares other than in limited specified circumstances (e.g., transfers to affiliates or relatives through succession, donation or other transfers) must request a de-registration of such Qualifying Common Shares from the Loyalty Register. After de-registration from the Loyalty Register, such common shares no longer qualify as Qualifying Common Shares and, as a result, the holder of such common shares is required to transfer the special voting shares associated with the transferred common shares to the Company for no consideration.

The special voting shares have minimal economic entitlements as the purpose of the special voting shares is to grant long-term shareholders with an extra voting right by means of granting an additional special voting share, without granting such shareholders with any additional economic rights. However, as a matter of Dutch law, such special voting shares cannot be fully excluded from economic entitlements. Therefore, the Articles of Association provide that only a minimal dividend accrues to the special voting shares, which is not distributed, but allocated to a separate special dividend reserve. The impact of this special voting dividend reserve on the earnings per share of the common shares is not material.

The following table shows a reconciliation between the composition of the share capital of CNH Industrial N.V. at September 30, 2013 on the basis of the shares issued according to the exchange ratios with Fiat Industrial and CNH Global shares upon the completion of the mergers, and the composition of the share capital of CNH Industrial at December 31, 2015, 2014, and 2013:

(number of shares)	Common shares pre-merger		CNH Industrial N.V. Common Shares		CNH Industrial N.V. Special Voting Shares		Total CNH Industrial N.V. Shares
Fiat Industrial S.p.A. common shares	1,222,560,247	(a)	1,222,560,247	(*)	451,262,083	(**)	1,673,822,330
CNH Global N.V. common shares (noncontrolling interests)	32,995,696		126,307,525	(*)	23,212,193	(**)	149,519,718
Total CNH Industrial N.V. shares at September 30, 2013			1,348,867,772		474,474,276		1,823,342,048
Capital increase			1,205,758		—		1,205,758
Retirement of special voting shares			—		(5,479,890)		(5,479,890)
Total CNH Industrial N.V. shares at December 31, 2013			1,350,073,530		468,994,386		1,819,067,916
Capital increase			5,246,110		—		5,246,110
Retirement of special voting shares			—		(53,594,883)		(53,594,883)
Total CNH Industrial N.V. shares at December 31, 2014			1,355,319,640		415,399,503		1,770,719,143
Capital increase			6,729,349		—		6,729,349
Retirement of special voting shares			—		(2,150,297)		(2,150,297)
Total CNH Industrial N.V. shares at December 31, 2015			1,362,048,989		413,249,206		1,775,298,195

(a)	Total n. 1,222,568,882 Fiat Industrial S.p.A. common shares are shown net of 8,635 treasury shares that have been cancelled at the closing of the merger.
(*)

Allotted on the basis of the established exchange ratios of one common share of CNH Industrial N.V. for each share of Fiat Industrial S.p.A. and 3.828 common shares of CNH Industrial N.V for each share of CNH Global N.V.

(**)	Allotted to eligible Fiat Industrial N.V. and CNH Global N.V. shareholders who had elected to receive special voting shares.

During the years ended December 31, 2015 and December 31, 2014, 2 million and 54 million special voting shares were acquired by the Company following the de-registration of the corresponding number of qualifying common shares from the Loyalty Register, respectively.

Furthermore, during the years ended December 31, 2015 and December 31, 2014, the Company issued 6.7 million and 5.2 million new common shares primarily due to the vesting or exercise of share-based awards. See “Note 16: Share Based Compensation” for further discussion.

Dividend

On March 4, 2016, the Board of Directors of CNH Industrial N.V. recommended to the Company’s shareholders that the Company declare a dividend of €0.13 per common share, totaling approximately €177 million (equivalent to approximately $195 million, translated at the exchange rate reported by the European Central Bank on February 26, 2016). The proposal is subject to the approval of the Company’s shareholders at the Annual General Meeting of shareholders to be held on April 15, 2016.

At the Annual General Meeting of shareholders held by CNH Industrial on April 15, 2015, shareholders approved the payment of a dividend of €0.20 per common share, translated at the exchange rate reported by the European Central Bank on February 27, 2015). The dividend was paid in April 2015 for a total amount of €272 million ($291 million).

At the Annual General Meeting of shareholders held by CNH Industrial on April 16, 2014, shareholders approved the payment of a dividend of €0.20 per common share. The dividend was paid in April 2014 for a total amount of €271 million ($375 million).